                                                            Exhibit (10)(iii)(A)
                                                       January, 2000


                            HOUGHTON MIFFLIN COMPANY
                          2000 CHIEF EXECUTIVE OFFICER
                           INCENTIVE COMPENSATION PLAN


A. PURPOSE. The purpose of the Plan is to motivate and reward performance that contributes to the achievement of divisional and corporate strategy.


B. PAYMENT THRESHOLDS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of individual financial factors may occur if

          a. 80% or more of the budget for that financial factor is achieved;
          and
          b. Company income exceeds 70% of budget or $_________million;

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives only may occur if the weighted average achievement of all Company financial factors exceeds 50% and Company net income exceeds 50% of budget, or $_______ million.

C. PAYMENTS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of financial objectives is based on the degree to which those financial objectives are achieved.

          a. Payment of incentive compensation is determined by the extent to which targeted Company and operating unit financial performance is achieved. Each 1% achievement of the financial objective above 80% through 120% performance (actual to budget) for any individual financial factor provides incentive compensation of 5% of the incentive target for that financial factor. Based on this payment schedule, achievement at targeted Company and operating unit financial performance for all financial objectives provides payment in cash of up to 56-2/3% of the participant's December 31, 2000 salary as incentive compensation.

          b. Additional incentive compensation may be earned if one or more financial targets exceeds 120% performance. If the weighted average financial achievement of targeted Company and operating unit financial factors is equal to or greater than 120% of budget, an additional 5% of the incentive target for all financial factors is earned for each 1% weighted financial performance above 120%.

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives is based on the Compensation & Nominating Committee's assessment of the Chief Executive Officer's degree of success in achieving operating objectives. Maximum payment for achievement of operating objectives is 10% of the participant's December 31, 2000 salary.

     3. PAYMENTS IN EXCESS OF 66-2/3% OF DECEMBER 31, 2000 SALARY. If the total incentive compensation earned exceeds 66-2/3% of the Chief Executive Officer's December 31, 2000 salary, the excess amount is paid in shares of Houghton Mifflin Company restricted common stock.

          a. The number of shares awarded will be determined on the basis of the average closing price of Houghton Mifflin Company common stock on the New York Stock Exchange during the last calendar quarter.

          b. Full ownership of the restricted stock will occur after three years, provided that the recipient is still employed by Houghton Mifflin Company on that date. If the recipient ceases to be employed by the Company prior to the expiration of the restrictions, all shares are forfeited to the Company without payment to the recipient.

          c. During the period of restriction, the recipient is entitled to vote any restricted shares awarded and to receive any dividends paid on the shares. Any additional shares issued with respect to the restricted shares (e.g., as a result of a stock split, dividend, or other distribution) shall be subject to the same restrictions as the underlying shares.

          d. The recipient may not sell, assign, transfer, exchange, pledge, hypothecate, or otherwise encumber any of the shares until the restrictions lapse.

          e. The shares shall be held by the Registrar and Transfer Agent until the restrictions lapse.

          f. In the event of retirement after age 55 with at least five years of service, death, or permanent disability during the period of restriction, the recipient, or his or her heirs, shall be entitled to receive, free of restrictions, a pro rata number of shares based on a fraction, the numerator of which is the number of whole months from January 1 of the year the shares were awarded, and the denominator of which is 36.

          g. All restrictions shall lapse in the event of a "Change of Control" as defined in this Plan.

          h. The Compensation and Nominating Committee of the Board of Directors, or the Board of Directors, acting by a majority of its directors who are not employees of the Company, may at any time accelerate the time at which the restrictions lapse.

     4. MAXIMUM PAYMENT. The maximum amount of incentive compensation, including any restricted stock portion, which may be awarded to the participant is 100% of the participant's December 31, 2000 salary.

D. ELIGIBILITY.

     1. Participation in this Plan is limited to the Chief Executive Officer as designated by the Compensation & Nominating Committee.

     2. In the event of retirement, death, or permanent disability, a pro rata share of the award (based on the number of months of eligible employment during that year) will be paid to the participant, or his or her heirs, based upon the extent of partial achievement of applicable objectives. In the event of a leave of absence during the year, a pro rata share of the award may be paid.

     3. The eligibility of a participant whose participation ceases during the year will be determined by the Compensation & Nominating Committee of the Board of Directors.

     4. Nothing contained in the Plan shall be construed to limit in any way the right of the Company to terminate the participant's employment or to adjust the participant's position or salary at any time, or be evidence of any agreement or understanding, expressed or implied, that any person will be employed in a particular position or at a particular rate of compensation.

     5. The Compensation and Nominating Committee of the Board of Directors reserves the right to amend the terms of this Plan whenever in its best judgment it is in the best interest of the Company to do so.

E. INTERPRETATION. The Compensation and Nominating Committee of the Board of Directors ("Committee") shall administer this plan and approve any payments pursuant to the Plan. Any interpretations of the Plan, including adjustments to the financial objectives under the Plan, shall be made by the Committee. Determinations of the Committee shall be final and binding on all participants.

F. CHANGE IN CONTROL.

     1. For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:

          i) any "Person" (as defined in this Section F) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

          ii) during any period of no more than two consecutive years beginning after the date of this Amendment and Restatement individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

          iii) there occurs a merger or consolidation of the Company or a subsidiary thereof with or into any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

          iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the company of all or substantially all of the Company's assets.

     2. For purposes of the Plan, "Person" has the meaning given such term in
Section 3(a) (9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporarily holding securities pursuant to an offering of such securities.

                                                            Exhibit (10)(iii)(A)
                                                        January, 2000


                            HOUGHTON MIFFLIN COMPANY
                2000 SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN


A. PURPOSE. The purpose of the Plan is to motivate and reward performance that contributes to the achievement of divisional and corporate strategy.

B. PAYMENT THRESHOLDS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of individual financial factors may occur if

        a. 80% or more of the budget for that financial factor is achieved; and
        b. Company income exceeds 70% of budget or $____ million;

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives only may occur if the weighted average achievement of all Company financial factors exceeds 50% and Company net income exceeds 50% of budget, or $____ million.

C. PAYMENTS.

     1. FINANCIAL OBJECTIVES. Payment of incentive compensation for achievement of financial objectives is based on the degree to which those financial objectives are achieved.

          a. Payment of incentive compensation is determined by the extent to which targeted Company and operating unit financial performance is achieved. Each 1% achievement of the financial objective above 80% through 120% performance (actual to budget) for any individual financial factor provides incentive compensation of 5% of the incentive target for that financial factor. Based on this payment schedule, achievement at targeted Company and operating unit financial performance for all financial objectives provides payment in cash of up to 30% of the participant's December 31, 2000 salary as incentive compensation.

          b. Additional incentive compensation may be earned if one or more financial targets exceeds 120% performance. If the weighted average financial achievement of targeted Company and operating unit financial factors is equal to or greater than 120% of budget, an additional 5% of the incentive target for all financial factors is earned for each 1% weighted financial performance above 120%.

     2. OPERATING OBJECTIVES. Payment of incentive compensation for achievement of operating objectives is based on the Chief Executive Officer's assessment of each participant's degree of success in achieving operating objectives. Maximum payment for achievement of operating objectives is 10% of the participant's December 31, 2000 salary.

     3. PAYMENTS IN EXCESS OF 40% OF DECEMBER 31, 2000 SALARY. If the total incentive compensation earned exceeds 40% of a participant's December 31, 2000, the excess amount is paid in shares of Houghton Mifflin Company restricted common stock.

          a. The number of shares awarded will be determined on the basis of the average closing price of Houghton Mifflin Company common stock on the New York Stock Exchange during the last calendar quarter.

          b. Full ownership of the restricted stock will occur after three years, provided that the recipient is still employed by Houghton Mifflin Company on that date. If the recipient ceases to be employed by the Company prior to the expiration of the restrictions, all shares are forfeited to the Company without payment to the recipient.

          c. During the period of restriction, the recipient is entitled to vote any restricted shares awarded and to receive any dividends paid on the shares. Any additional shares issued with respect to the restricted shares (e.g., as a result of a stock split, dividend, or other distribution) shall be subject to the same restrictions as the underlying shares.

          d. The recipient may not sell, assign, transfer, exchange, pledge, hypothecate, or otherwise encumber any of the shares until the restrictions lapse.

          e. The shares shall be held by the Registrar and Transfer Agent until the restrictions lapse.

          f. In the event of retirement after age 55 with at least five years of service, death, or permanent disability during the period of restriction, the recipient, or his or her heirs, shall be entitled to receive, free of restrictions, a pro rata number of shares based on a fraction, the numerator of which is the number of whole months from January 1 of the year the shares were awarded, and the denominator of which is 36.

          g. All restrictions shall lapse in the event of a "Change of Control" as defined in this Plan.

          h. The Compensation and Nominating Committee of the Board of Directors, or the Board of Directors, acting by a majority of its directors who are not employees of the Company, may at any time accelerate the time at which the restrictions lapse.

     4. MAXIMUM PAYMENT. The maximum amount of incentive compensation, including any restricted stock portion, which may be awarded to any participant is 100% of the participant's December 31, 2000 salary.

D. ELIGIBILITY.

     1. Participants in this plan include executive vice presidents, division heads, and corporate staff senior executives as designated by the Chief Executive Officer. Individuals who become participants after the beginning of the year participate on a prorated basis.

     2. In the event of retirement, death, or permanent disability, a pro rata share of the award (based on the number of months of eligible employment during that year) will be paid to the participant, or his or her heirs, based upon the extent of partial achievement of applicable objectives. In the event of a leave of absence during the year, a pro rata share of the award may be paid.

     3. A participant whose employment terminates, voluntarily or involuntarily, for reasons other than retirement after age 55 with at least five years of service, death, or permanent disability, is not eligible for an incentive award.

     4. The eligibility of a participant whose participation ceases during the year will be determined by the Chief Executive Officer.

     5. If the participant during the year transfers to another position and continues to participate in the Plan, the employee's performance will be measured against the objectives in each position and then prorated on the number of months each position was held.

     6. Nothing contained in the Plan shall be construed to limit in any way the right of the Company to terminate a participant's employment or to adjust an employee's position or salary at any time, or be evidence of any agreement or understanding, expressed or implied, that any person will be employed in a particular position or at a particular rate of compensation.

     7. The Compensation and Nominating Committee of the Board of Directors reserves the right to amend the terms of this Plan whenever in its best judgment it is in the best interest of the Company to do so.

E. INTERPRETATION. The Compensation and Nominating Committee of the Board of Directors ("Committee") shall administer this plan and approve any payments pursuant to the Plan. Any interpretations of the Plan, including adjustments to the financial objectives under the Plan, shall be made by the Committee. Determinations of the Committee shall be final and binding on all participants.

F. CHANGE IN CONTROL.

     1. For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:

          i) any "Person" (as defined in this Section F) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

          ii) during any period of no more than two consecutive years beginning after the date of this Amendment and Restatement individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

          iii) there occurs a merger or consolidation of the Company or a subsidiary thereof with or into any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

          iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the company of all or substantially all of the Company's assets.

     2. For purposes of the Plan, "Person" has the meaning given such term in
Section 3(a) (9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporarily holding securities pursuant to an offering of such securities.

                                                            Exhibit (10)(iii)(A)

                            HOUGHTON MIFFLIN COMPANY

                       2000 SENIOR MANAGEMENT AND DIRECTOR
                               STOCK PURCHASE PLAN


1. PURPOSE. The Houghton Mifflin Company 2000 Senior Management and Director Stock Purchase Plan (the "Plan"), adopted pursuant to the Houghton Mifflin Company 1998 Stock Compensation Plan (the "1998 Plan"), is designed to facilitate the immediate purchase, by senior managers and key employees (collectively, the "Employees") and Directors of Houghton Mifflin Company and its subsidiaries (collectively, the "Company"), of the Company's common stock, par value $1.00 per share ("Common Stock"). The purchases facilitated by the Plan are intended to achieve the following specific purposes:

     a. more closely align Employees' and Directors' financial rewards with the financial rewards realized by other Company stockholders;

     b. increase Employees' and Directors' motivation to manage the Company as owners; and

     c. increase the ownership of Common Stock among Employees and Directors of the Company.

2. ELIGIBILITY AND PARTICIPATION. Individuals eligible to participate are those Employees and Directors granted options to purchase shares of Common Stock by vote of the Compensation and Nominating Committee of the Company's Board of Directors (the "Committee") on February 28, 2000. To become a Plan participant ("Participant"), an eligible individual must:

     a.   submit a completed and executed Option Grant and Exercise Agreement;
          and

     b. promptly complete and execute all necessary agreements and other documents relating to the Plan and the loan contemplated by Section 3 hereof.

                                                  Senior Management and Director
                                                        2000 Stock Purchase Plan
                                                               February 29, 2000


     The agreements and other documents specified in this Section 2 must be in such form and must be submitted at such times and to such Company officers as are specified by the Company. No eligible individual is required to participate in the Plan.

3. PAYMENT OF EXERCISE PRICE. Each Participant must deliver consideration equivalent to 100% of the price for the shares of the Common Stock purchased pursuant to this Plan ("Purchased Shares") at the time, place, and manner specified by the Company. The exercise price per share shall be equal to the fair market value of the share, as determined by the Committee in good faith. The Purchased Shares will not be issued in the Participant's name until the Company has received such consideration. The Company will, on request, provide a loan (the "Loan") as consideration to fund the purchase of the Purchased Shares. If a Loan is provided as consideration to fund the Purchased Shares, the Purchased Shares shall be treasury shares. The Participant is fully obligated to repay all principal and interest on the Loan when due and payable.

4. SECURITY FOR LOAN. The Company may take all action relating to the Participant and his or her assets which the Committee deems reasonable and necessary to provide security for the Loan provided by the Company, including, without limitation, a pledge of the Purchased Shares.

5. REGISTRATION OF SHARES. The Purchased Shares will be registered in the name of the Participant. Purchased Shares which secure a Loan will be held in book form. Any certificate issued will bear a legend referring to the Plan and the agreements between the Participant and the Company relating to the Purchased Shares. The certificates for the Purchased Shares, together with all non-cash and other extraordinary dividends on the Purchased Shares, will be held by the Company until all restrictions on the Purchased Shares have lapsed and the Loan is no longer outstanding. Each Participant shall deliver to the Company a stock power endorsed in blank with respect to Purchased Shares which secure a Loan.

6. TERMINATION OF EMPLOYMENT. The issuance or exercise of an option under the Plan will not confer upon the Participant any

                                                  Senior Management and Director
                                                        2000 Stock Purchase Plan
                                                               February 29, 2000


     right or obligation with respect to continuance of employment by the Company, nor will it interfere in any way with any right of the the Company to terminate the Participant's employment at any time. Termination of employment will not affect a Participant's obligation to repay the Loan according to its terms.

7. STOCKHOLDER RIGHTS. During the period in which the Purchased Shares are subject to pledge or restrictions on transfer, unless and until the Participant has defaulted in any obligation under the Loan agreements or this Plan, each Participant will have all other rights of a stockholder with respect to the Purchased Shares, including the right to vote the Purchased Shares and the right to receive all regular cash dividends paid with respect to the Purchased Shares. To the extent required by the Plan, the loan agreements and other documents relating to the Plan, the Company's Transfer Agent will be irrevocably directed to deliver all such dividends directly to the Company for payment of loan interest on the Loan. Any regular cash dividends with respect to the Purchased Shares in excess of required interest payments will, at the Participant's option, either be paid directly to the Participant or deposited in a bank account designated by the Participant.

8. RESTRICTIONS ON SALE OF PURCHASED SHARES. Each Participant is permitted to sell or transfer all or any portion of the Purchased Shares, subject to the following restrictions:

     a. except in the event of (i) a Participant's death or disability (as determined by the Company, in its sole discretion); (ii) termination of an Employee's employment (whether voluntary or involuntary); or
          (iii) a Change in Control (as defined in Section 9 below), no Participant may sell or transfer any portion of the Purchased Shares before the first anniversary of the Participant's payment of the exercise price;

     b. no Participant may sell or transfer any portion of the Purchased Shares unless all principal and interest due on the Loan have previously been paid or all proceeds of the sale are simultaneously applied first to the payment of all such principal and interest; and

                                                  Senior Management and Director
                                                        2000 Stock Purchase Plan
                                                               February 29, 2000



     c. the Company has the right to impose additional restrictions on the timing, amount, and form of the sale or transfer of the Purchased Shares with respect to any Participant to the extent it determines that such restrictions are necessary or advisable in order to comply with any applicable securities law; and

     d. each Participant must notify the Company of his or her intention to sell or transfer the Purchased Shares before such a sale or transfer may be implemented. The Company may elect, by notice directed to the Participant on the business day immediately following receipt of such notification, to allow the Participant to sell the Purchased Shares in the open market or to repurchase the Purchased Shares itself. If the Company repurchases the Purchased Shares, the purchase price will be the closing sale price of a share of Common Stock as reported in the New York Stock Exchange Composite Index on the day of the notification to the Company of the intent to sell.

9. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

     a. any person as defined in subsection (d) of this Section 9 is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

     b. the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger

                                                  Senior Management and Director
                                                        2000 Stock Purchase Plan
                                                               February 29, 2000


          or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

     c. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     As used in subsection (a) of this Section 9, the term "person" has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), and (iii) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

10. 1998 PLAN AND AMENDMENT OF THIS PLAN. The Plan is governed by the provisions of the 1998 Plan, except as otherwise expressly stated herein. Subject to the provisions of the 1998 Plan, the Committee may amend the Plan at any time it determines an amendment to be in the best interests of the Company. In accordance with the 1998 Plan, no such amendment may adversely affect the rights of a Participant without the consent of the Participant.

                                                            Exhibit (10)(iii)(A)

                       OPTION GRANT AND EXERCISE AGREEMENT


No. of Shares: << NO_SHARES >>                           As of February 29, 2000


Pursuant to its 1998 Stock Compensation Plan (the "Plan"), approved on April 29, 1998 by its stockholders, and pursuant to its 2000 Senior Management and Director Stock Purchase Plan established thereunder (the "Purchase Plan"), Houghton Mifflin Company (the "Company") hereby grants to << PARTICIPANT >>
(the "Optionee") an option (the "Option") to purchase on the date hereof all or any part of <<NO_SHARES>> shares (the "Option Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), at a price of $39.8125 per share, subject to the terms and conditions set forth herein and in the Plan and the Purchase Plan.

1. MANNER OF EXERCISE. The Optionee may exercise this Option and elect to purchase the Option Shares by delivering to the Company on the date hereof an executed copy of this Agreement, (the "Purchased Shares"). Said executed agreement shall be accompanied by payment for the Option Shares either in cash or through a loan to the Optionee as described in Paragraph 2 hereof. No certificates for the Purchased Shares will be issued to the Optionee until the Company has completed all steps required by law to be taken in connection with the issue and sale of the Purchased Shares, including, without limitation, receipt of any agreements or representations from the Optionee necessary to prevent a resale or distribution of the Purchased Shares in violation of federal or state securities laws. In accordance with the Purchase Plan, Purchased Shares for which the purchase price was paid through the loan referenced in Paragraph 2 will be held in book form, and certificates representing the Purchased Shares issued to the Optionee will be held by the Company, until all restrictions on such shares have lapsed and the loan referred to in Paragraph 2 hereof is no longer outstanding, as the case may be. In the event that the Optionee fails to exercise this Option by timely delivery of an executed copy of this Agreement as provided in this paragraph, the Option granted hereby shall terminate and be of no further force and effect.

2. FINANCING OF EXERCISE PRICE. In order to permit the Optionee to exercise the Option, the Company will extend to the Optionee a loan (the "Loan") to fund up to 100% of the purchase price for the Purchased Shares. In connection with the Loan, the Optionee is delivering to the Company simultaneously herewith such documentation as the Company may require to evidence the Loan, including any documentation the Company may require in connection with the pledge of the Purchased Shares as security therefor. As security for the obligation of the Optionee under the Loan, the Optionee is granting to the Company a security interest in the Purchased Shares and will execute such documents and

                                             Option Grant and Exercise Agreement
                                                               February 29, 2000


take such other action as the Company may require to evidence and perfect such security interest, such grant to become effective upon delivery of an executed copy of this Agreement as set forth in Paragraph 1 hereof. The Optionee further agrees that the Company may take all action which the Company deems reasonable and necessary for the Company to obtain security for the Loan.

3. TERMS OF PURCHASE PLAN; RESTRICTIONS ON SALE. The Company and the Optionee acknowledge and agree that the Purchased Shares will be subject to all of the terms and conditions set forth in the Plan and the Purchase Plan, including, without limitation, the restrictions on the sale of the Purchased Shares set forth in Section 8 of the Purchase Plan.

4. TRANSFERABILITY. This Option is personal to the Optionee, is not transferable by the Optionee in any manner by operation of law or otherwise, and is exercisable only on the date hereof and only by the Optionee.

5. TERMINATION OF EMPLOYMENT. This Option will not confer upon the Optionee any right or obligation with respect to continuance of employment by the Company or its subsidiaries, nor will it interfere in any way with any right of the Optionee's employer to terminate the Optionee's employment at any time.

6. MISCELLANEOUS. Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 222 Berkeley Street, Boston, Massachusetts 02116, Attention: Treasurer, and shall be mailed or delivered to the Optionee at the Optionee's address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing. This Agreement is entered into by the Optionee and the Company pursuant to the terms and provisions of the Plan and the Purchase Plan and expressly incorporates herein all of the terms and provisions of the Plan and the Purchase Plan. Notwithstanding anything in this Agreement to the contrary, in the event that any inconsistency arises between any term or provision of the Plan or the Purchase Plan and any term or provision of this Agreement, then the applicable term or provision of the Plan or the Purchase Plan, as the case may be, shall control.

7. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles thereof relating to conflicts of law.

8. INCOME TAX WITHHOLDING. In connection with the exercise of all or any part of the Option granted hereunder and all arrangements and

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

                                             Option Grant and Exercise Agreement
                                                               February 29, 2000


transactions relating to the Purchased Shares, the Company is expressly authorized to take any and all steps it deems necessary to comply with its tax withholding obligations under state and federal laws, if any, including without limitation (i) withholding cash in an amount sufficient to satisfy the Company's tax withholding obligations, with respect to the Optionee from the compensation then or thereafter payable to the Optionee, (ii) conditioning the delivery of stock to the Optionee upon the payment to the Company of an amount sufficient to satisfy the Company's tax withholding obligations, with respect to the Optionee, or (iii) reducing the number of shares deliverable to the Optionee by such number as is sufficient in value to satisfy the Company's tax withholding obligations with respect to the Optionee, provided that such reduction does not cause the Optionee to incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended.


                                            HOUGHTON MIFFLIN COMPANY



                                            By: _______________________________
                                                Arthur S. Battle
                                                Vice President, Human Resources


Receipt of the Option and its terms and conditions and the terms and conditions of the Purchase Plan are hereby acknowledged and agreed to, and notice of the exercise of the Option as to the number of Shares set forth below is hereby given, as of February 29, 2000.


Number of shares                            ____________________________________
as to which Option                          Name:<<PARTICIPANT>>
exercised:

<<NO_SHARES>> SHARES                        ____________________________________
                                            (Address)

                                            ____________________________________
                                            (City, State, Zip)



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